UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005


                           Trustreet Properties, Inc.
             (Exact name of registrant as specified in its charter)



       Maryland                        1-13089                   75-2687420
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


          450 South Orange Avenue
              Orlando, Florida                             32801
   (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         On September 12, 2005, Trustreet Properties, Inc. issued a press release announcing that it has commenced a private offering to sell an additional $50 million of its 7.5% senior notes due 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Press Release dated September 12, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 12, 2005                      TRUSTREET PROPERTIES, INC.

                                              By: /s/ STEVEN D. SHACKELFORD
                                                 --------------------------
                                                  Steven D. Shackelford
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description

    99.1        Press Release dated September 12, 2005

                                  EXHIBIT 99.1